SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):              August 21, 2000



                                    SCOTT'S LIQUID GOLD-INC.
             (Exact name of Registrant as specified in its charter)

   Colorado                      0-12343                      84-0920811
(State or other               (Commission                 (I.R.S. Employer
 jurisdiction                 File Number)               Identification No.)
of incorporation)


                   4880 Havana Street, Denver, CO            80239
             (Address of principal executive offices)     (Zip Code)

Registrant's telephone number:  (303) 373-4860


                             Item 5.  Other Events.

     On August 21, 2000, Scott's Liquid Gold-Inc. made a press release regarding the election of Carl A. Bellini as a director. A copy of that press release is attached as an exhibit to this 8-K Report and is incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

     The following exhibit is filed with this Report:

     Exhibit No.         Document

          1    Press Release of Scott's Liquid Gold-Inc. dated August 21,
			      2000 concerning the election of Carl A. Bellini as a director




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Scott's Liquid Gold-Inc.
                                           (Registrant)



Date:  August 21, 2000                  By:
                                        Mark E. Goldstein
                                        Chairman, President and Chief
                                        Executive Officer



							                   EXHIBIT INDEX


Exhibit No.         Document

1 Press Release of Scott's Liquid Gold-Inc. dated August 21, 2000 concerning the election of Carl A. Bellini as a director




													EXHIBIT 1

                  CARL A. BELLINI JOINS SCOTT'S LIQUID GOLD-INC.
                               BOARD OF DIRECTORS

DENVER, Colorado (August 21, 2000) - Scott's Liquid Gold-Inc. (OTC BB: "SLGD"), which develops, manufactures and markets household and skin care products, today announced the election of Carl A. Bellini to the Company's Board of Directors.

Mr. Bellini is the retired Executive Vice President and Chief Operating Officer of Revco D. S., Inc. (NYSE: "RXR") and a former Director of that company. Revco was the second-largest drugstore chain in the United States. Prior to joining Revco D.S., in 1987, he held executive positions with several large retail companies, including Family Dollar Stores, W.T. Grant, and The Sherwin-Williams Company, and from 1989 to 1992 he served as President/CEO of Erol's, Inc., a video and electronics chain based in Washington, DC. Mr. Bellini's present firm, Carl Bellini & Associates, is a retail consulting organization.

Mr. Bellini, who received his B. A. Degree in Economics from Tufts University, currently serves as a Director of 800 Travel Systems, Inc and as an Advisory Director of Manco Tapes and Adhesives, Inc.; Farmecia Ahumada (a drugstore chain in Chile); and Ratcher Press.

"The election of Carl Bellini brings extensive retail executive experience and a dynamic new voice to our Board of Directors," noted Mark E. Goldstein, Chairman and Chief Executive Officer of Scott's Liquid Gold-Inc. "Our Company is
rebuilding its Board after the loss of two valued directors to terminal illnesses earlier this year. During his many years with Revco, Carl Bellini's responsibilities included marketing, store operations and managed care relationships. Since the majority of our products are sold to drugstore chains and other mass merchandisers, we are confident that Carl's experience will prove highly valuable as we craft a growth strategy for the 21st Century."

Scott's  Liquid  Gold-Inc.  develops,  manufactures  and  markets  high  quality household and consumer products, including Scott's Liquid Gold wood cleaners/preservatives, Touch of Scent air fresheners, and Alpha Hydrox skincare products. The Company is headquartered in Denver, Colorado and its common stock is listed on the OTC Bulletin Board under the symbol "SLGD".

Additional information on Scott's Liquid Gold-Inc. and its products can be accessed on the World Wide Web: www.scottsliquidgold.com, www.alphahydrox.com, www.touchofscent.com, and www.neotericdiabetic.com.

     This press release may contain "forward-looking" statements within the meaning of U. S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the Company's performance inherently involve risks and uncertainties that could cause actual results to differ from such forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products in the marketplace; acceptance in the marketplace of any new product or product line of the Company; competitive factors; the need for effective advertising of the Company's products; limited resources available for such advertising; new product introductions by others; technological changes; dependence upon third-party vendors and upon sales to major customers; changes in the regulation of the Company's products, including applicable environmental regulations; adverse developments in pending litigation; the loss of any executive officer; and other risks discussed in this release and in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.



                    For further information, please contact:
                      Carolyn J. Anderson at (303) 373-4860
                                        or
 RJ Falkner & Company, Inc., Investor Relations Counsel at (800) 377-9893 or via
                          e-mail at info@rjfalkner.com